Exhibit 99.1

ACTUATE CORPORATION

RESTRICTED STOCK UNIT AWARD AGREEMENT

RECITALS

A. The Corporation has implemented the Plan as an equity incentive program to encourage key employees and officers of the Corporation and the non-employee members of the Board to remain in the employ or service of the Corporation by providing them with an opportunity to acquire a proprietary interest in the success of the Corporation.

B. Participant is to render valuable services to the Corporation (or any Parent or Subsidiary), and this Agreement is executed pursuant to, and is intended to carry out the purposes of, the Plan in connection with the Corporation’s issuance of shares of Common Stock to Participant under the Plan.

C. All capitalized terms in this Agreement shall have the meaning assigned to them in the attached Appendix A.

NOW, THEREFORE, it is hereby agreed as follows:

1. Grant of Restricted Stock Units. The Corporation hereby awards to Participant, as of the Award Date, restricted stock units under the Plan. Each restricted stock unit that vests hereunder shall entitle Participant to one share of the Corporation’s Common Stock on the designated issuance date. The number of shares of Common Stock underlying the awarded restricted stock units, the applicable performance vesting and service vesting requirements for those units and the underlying shares, the issuance dates for the shares that vest and the remaining terms and conditions governing the Award shall be as set forth in this Agreement and are further summarized on Schedule I.

AWARD SUMMARY

Participant

Award Date:	, 20

Designated Number of Shares Subject to Award:	The actual number of shares of Common Stock that may become issuable pursuant to the restricted stock units awarded under this Agreement shall be determined in accordance with the performance-vesting and service-vesting provisions below. For purposes of the applicable calculations, the total designated number of shares to be utilized is shares of Common Stock (the “Shares”)

Issuance Schedule:	Unless Participant elects, pursuant to Paragraph 8, to defer the issuance of the Shares that vest under this Award, each Share in which Participant vests in accordance with the vesting schedule specified in Paragraph 3 below shall be issued, subject to the Corporation’s collection of all applicable Withholding Taxes, on the date that particular Share vests (the “Vesting Date”) or as soon after that scheduled Vesting Date as administratively practicable, but in no event later than the later of (i) the close of the calendar year in which such Vesting Date occurs or (ii) the fifteenth day of the third calendar month following such Vesting Date.

The Shares which vest pursuant to Paragraph 3(b)(ii) of this Agreement shall be issued in accordance with the provisions of Paragraph 2.

The Shares which vest pursuant to Paragraph 5 or Paragraph 6 of this Agreement shall be issued in accordance with the provisions of those Paragraphs.

In the event Participant elects, pursuant to Paragraph 8, to defer the issuance of the Shares that vest under this Award, those vested Shares shall be issued in accordance with the provisions of that Paragraph.

The applicable Withholding Taxes with respect to the Shares issued under this Agreement shall be collected pursuant to the procedure set forth in Paragraph 9 of this Agreement.

2. Limited Transferability. Prior to the actual issuance of the Shares which vest hereunder, Participant may not transfer any interest in the restricted stock units subject to the Award or the underlying Shares or pledge or otherwise hedge the sale of those units or Shares, including (without limitation) any short sale or any acquisition or disposition of any put or call option or other instrument tied to the value of those Shares. However, any Shares which vest hereunder but otherwise remain unissued at the time of Participant’s death shall be issued to Participant’s designated beneficiary or beneficiaries of this Award or, in the absence of such designated beneficiaries, pursuant to the provisions of Participant’s will or the laws of inheritance. Such issuance shall be made no later than the later of (i) the close of the calendar year in which the unissued Shares in question vested or (ii) the fifteenth day of the third calendar month following the vesting date of those Shares. However, if there is an existing deferral election in effect under Paragraph 8 and the Participant’s death occurs prior to his or her Separation from Service, then such issuance shall be effected on the date of Participant’s death or as soon thereafter as administratively practicable, but in no event later than the later of (i) the close of the calendar year in which Participant’s death occurs or (ii) the fifteenth day of the third calendar month following the date of the Participant’s death. Participant may make a beneficiary designation with respect to this Award at any time by filing the appropriate form with the Plan Administrator or its designee.

3. Vesting Requirements. The Shares subject to the Award shall initially be unvested and shall vest only in accordance with the vesting and special vesting acceleration provisions of this Paragraph 3 or the special vesting acceleration provisions of Paragraph 5 or

Paragraph 6. The actual number of Shares in which Participant shall vest under this Paragraph 3 shall be determined pursuant to a two-step process: (i) first there shall be calculated the maximum number of Performance Shares in which Participant can vest based upon the level at which the Performance Goal specified on Schedule II attached hereto is actually attained and (ii) then the number of the Performance Shares resulting from the clause (i) calculation in which Participant actually vests shall be determined on the basis of his or her completion of the applicable Service vesting provisions set forth below. Accordingly, the vesting of the Shares shall be calculated as follows:

(a) Performance Vesting: Within sixty (60) days following the completion of the Performance Period, the Plan Administrator shall determine the applicable number of Performance Shares in accordance with the provisions of Schedule II attached thereto.

(b) Service Vesting: The Performance Shares so determined represent the maximum number of Shares in which Participant can vest hereunder. The actual number of Shares in which Participant shall vest shall be determined as follows:

(i) If Participant continues in Service through the completion of the Performance Period, Participant shall vest in fifty percent (50%) of the Performance Shares. The Participant shall vest in the balance of the Performance Shares upon his or her completion of one year of Service measured from the completion of the Performance Period.

(ii) If Participant ceases Service prior to the completion of the Performance Period by reason of death, then Participant shall, upon the completion of such Performance Period, vest in 100% of the Performance Shares. If Participant ceases Service on or after the completion of the Performance Period by reason of death but prior to vesting in all the Performance Shares that become subject to this Award on the basis of actual Performance Goal attainment for the completed Performance Period, then Participant shall immediately vest in all those unvested Performance Shares.

(iii) If the Participant’s Service is terminated by the Corporation (a) prior to the completion of the Performance Period and (b) following the expiration of the thirteen (13)-month period measured from the Award Date but during the Pre-Closing Period for any reason other than a Termination for Cause, then the Participant shall immediately vest in all of the Performance Shares subject to the Award. For purposes of the foregoing, the number of Performance Shares shall be determined in accordance with Schedule II based on the level at which the Performance Goal is attained over an abbreviated Performance Period ending with the effective date of the Participant’s termination of Service.

(iv) If the Participant’s Service is terminated by the Corporation following (a) the completion of the Performance Period and (b) the expiration of the thirteen (13)-month period measured from the Award Date but during the Pre-Closing Period for any reason other than a Termination for Cause, then the Participant shall immediately vest in all of the Performance Shares subject to the Award.

(v) If Participant’s Service ceases for any other reason, whether before or after the completion of the Performance Period but prior to the completion of the Service vesting provisions of this Agreement, then Participant shall cease to have any further right or entitlement to the unvested Shares at the time subject to this Award and shall not vest in those unvested Shares.

4. Stockholder Rights. The holder of this Award shall not have any stockholder rights, including voting, dividend or liquidation rights, with respect to the Shares subject to the Award until Participant becomes the record holder of those Shares following their actual issuance upon the Corporation’s collection of the applicable Withholding Taxes.

5. Change in Control Prior to Completion of Performance Period. The following provisions shall apply only to the extent a Change in Control is consummated prior to the completion of the applicable Performance Period and shall have no force or effect in the event the closing of the Change in Control occurs on or after the completion of such Performance Period.

(a) The number of Performance Shares shall be determined in accordance with Schedule II based on the level at which the Performance Goal is attained over an abbreviated Performance Period ending with the effective date of the Change of Control.

(b) If Participant remains in continued Service through the effective date of the Change of Control, Participant shall immediately prior to the Change in Control vest in the number of Performance Shares determined by multiplying (A) the number of Performance Shares as determined under Paragraph 5(a) by (B) a fraction, the numerator of which shall be equal to the number of months in the Performance Period that have elapsed immediately prior to the effective date of the Change of Control, and the denominator of which shall be equal to twenty-four months. The restricted stock units covering those vested Performance Shares shall be converted into the right to receive the same consideration per share of Common Stock payable to the other stockholders of the Corporation in consummation of that Change in Control, and such consideration shall be distributed to Participant within fifteen (15) business days following the effective date of that Change in Control. Notwithstanding the foregoing, in the event that Participant elects, in accordance with Paragraph 8, to defer the issuance of the Shares that vest under this Award and the Change in Control transaction occurs on or after the expiration of the twelve (12)-month period measured from the date such election is made, the provisions of Paragraph 8(a) shall apply. Any distribution pursuant to this Paragraph 5(b) or Paragraph 8(a) shall be subject to the Corporation’s collection of the applicable Withholding Taxes pursuant to the provisions of Paragraph 9.

(c) The restricted stock units covering the remaining Performance Shares shall vest on December 31, 2013, provided Participant continues in Service through such date.

(d) The restricted stock units subject to this Award covering the Performance Shares subject to vesting under Paragraph 5(c) may be assumed by the successor entity or otherwise continued in full force and effect or may be replaced with a cash incentive program of the successor entity which preserves the Fair Market Value of the unvested Shares subject to the Award at the time of the Change in Control and provides for the subsequent vesting and payout of that value in accordance with the same vesting and issuance schedule that would otherwise be in effect for those Shares in the absence of such Change in Control. Any such issuance shall be subject to the deferred issuance provisions of Paragraph 8 if a deferral election in accordance with that Paragraph has been made.

(e) In the event the Award is assumed or otherwise continued in effect, the restricted stock units covering the Performance Shares subject to vesting under Paragraph 5(c) shall be adjusted immediately after the consummation of the Change in Control so as to apply to the number and class of securities into which the Shares subject to those units immediately prior to the Change in Control would have been converted in consummation of that Change in Control had those Shares actually been issued and outstanding at that time. To the extent the actual holders of the outstanding Common Stock receive cash consideration for their Common Stock in consummation of the Change in Control, the successor corporation (or parent entity) may, in connection with the assumption or continuation of the restricted stock units covering the Performance Shares subject to vesting under Paragraph 5(c), substitute one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in the Change in Control transaction, provided the substituted common stock is readily tradable on an established U.S. securities exchange or market.

(f) Any restricted stock units which are assumed or otherwise continued in effect in connection with a Change in Control or replaced with a cash incentive program under Paragraph 5(d) and that vest in accordance with Paragraph 5(c) shall be issued to the Participant, on December 31, 2013 (except as otherwise provided in Paragraph 8, to the extent such paragraph is applicable to this Award) or as soon thereafter as administratively practicable, but in no event later than March 15, 2014, subject to the Corporation’s collection of all applicable Withholding Taxes. In the event of a replacement cash incentive program under Paragraph 5(d), the foregoing provisions shall be applied to the proceeds in such replacement program attributable to the Performance Shares that would otherwise vest in accordance herewith had the Award been assumed or otherwise continued in effect.

(g) Any restricted stock units which are assumed or otherwise continued in effect in connection with a Change in Control or replaced with a cash incentive program under Paragraph 5(d) shall be subject to accelerated vesting in accordance with the following provision:

-    If an Involuntary Termination of the Participant’s Service occurs within twelve (12) months following the Change in Control event, then the Participant shall immediately vest in all of the Performance Shares subject to the Award. Except as otherwise provided in Paragraph 8 (to the extent such paragraph is applicable to this Award), the Performance Shares that vest in accordance with the foregoing shall be issued to the Participant, subject to the Corporation’s collection of all applicable Withholding

Taxes, on the date of such Involuntary Termination or as soon thereafter as administratively practicable, but in no event later than the close of the calendar year in which such termination occurs or (if later) the fifteenth day of the third calendar month following the date of such termination. In the event of a replacement cash incentive program under Paragraph 5(d), the foregoing provisions shall be applied to the proceeds in such replacement program attributable to the Performance Shares that would otherwise vest on an accelerated basis in accordance herewith had the Award been assumed or otherwise continued in effect.

(h) In the event that (i) Participant does not elect, in accordance with Paragraph 8, to defer the issuance of the Shares that vest under this Award or, if such election is made, the Change in Control transaction occurs prior to the expiration of the twelve (12)-month period measured from the date of such election and (ii) the restricted stock units covering the Performance Shares are not assumed or otherwise continued in effect or replaced with a cash incentive program in accordance with Paragraph 5(d), then the restricted stock units covering those Performance Shares shall vest immediately prior to the closing of the Change in Control. The Performance Shares subject to those vested units shall be converted into the right to receive the same consideration per share of Common Stock payable to the other stockholders of the Corporation in consummation of that Change in Control, and such consideration shall be distributed to Participant within fifteen (15) business days following the effective date of that Change in Control. Any distribution pursuant to this Paragraph 5(h) shall be subject to the Corporation’s collection of the applicable Withholding Taxes pursuant to the provisions of Paragraph 9.

(i) In the event that (i) Participant elects, in accordance with Paragraph 8, to defer the issuance of the Shares that vest under this Award and the Change in Control transaction occurs on or after the expiration of the twelve (12)-month period measured from the date such election is made and (ii) the restricted stock units covering the Performance Shares are not assumed or otherwise continued in effect or replaced with a cash incentive program in accordance with Paragraph 5(d), then the restricted stock units covering those Performance Shares shall vest immediately prior to the closing of the Change in Control. Those restricted stock units shall be converted into the right to receive the same consideration per share of Common Stock payable to the other stockholders of the Corporation in consummation of the Change in Control. Such consideration per Performance Share shall be distributed to Participant on the date of Participant’s Separation from Service or as soon as administratively practicable thereafter, but in no event later than the later of (x) the end of the calendar year in which such Separation from Service occurs and (y) the fifteenth (15th) day of the third (3rd) calendar month following the date of such Separation from Service, subject to any delayed distribution date required pursuant to Paragraph 8(c) below and the Corporation’s collection of the applicable Withholding Taxes pursuant to the provisions of Paragraph 9.

6. Change in Control On or After Completion of Performance Period. The following provisions shall apply only to the extent a Change in Control is consummated on or after the completion of the applicable Performance Period and shall have no force or effect in the event the closing of the Change in Control occurs prior to the completion of such Performance Period.

(a) Any restricted stock units subject to this Award at the time of a Change in Control may be assumed by the successor entity or otherwise continued in full force and effect or may be replaced with a cash incentive program of the successor entity which preserves the Fair Market Value of the unvested Shares subject to the Award at the time of the Change in Control and provides for the subsequent vesting and payout of that value in accordance with the same vesting and issuance schedule that would otherwise be in effect for those Shares in the absence of such Change in Control, subject, however, to the deferred issuance provisions of Paragraph 8 if a deferral election in accordance with that Paragraph has been made. In the event of such assumption or continuation of the Award or such replacement of the Award with a cash incentive program, no accelerated vesting of the restricted stock units shall occur at the time of the Change in Control.

(b) In the event the Award is assumed or otherwise continued in effect, the restricted stock units subject to the Award shall be adjusted immediately after the consummation of the Change in Control so as to apply to the number and class of securities into which the Shares subject to those units immediately prior to the Change in Control would have been converted in consummation of that Change in Control had those Shares actually been issued and outstanding at that time. To the extent the actual holders of the outstanding Common Stock receive cash consideration for their Common Stock in consummation of the Change in Control, the successor corporation (or parent entity) may, in connection with the assumption or continuation of the restricted stock units subject to the Award at that time, substitute one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in the Change in Control transaction, provided the substituted common stock is readily tradable on an established U.S. securities exchange or market.

(c) Any restricted stock units which are assumed or otherwise continued in effect in connection with a Change in Control or replaced with a cash incentive program under Paragraph 6(a) shall vest on December 31, 2014, provided Participant continues in Service through such date. Such vested restricted stock units shall be issued to the Participant, on December 31, 2014 (except as otherwise provided in Paragraph 8, to the extent such paragraph is applicable to this Award) or as soon thereafter as administratively practicable, but in no event later than March 15, 2015, subject to the Corporation’s collection of all applicable Withholding Taxes. In the event of a replacement cash incentive program under Paragraph 6(a), the foregoing provisions shall be applied to the proceeds in such replacement program attributable to the restricted stock units that would otherwise vest in accordance herewith had the Award been assumed or otherwise continued in effect.

(d) Any restricted stock units which are assumed or otherwise continued in effect in connection with a Change in Control or replaced with a cash incentive program under Paragraph 6(a) shall be subject to accelerated vesting in accordance with the following provision:

-    If an Involuntary Termination of the Participant’s Service occurs within twelve (12) months following the Change in Control event, the Participant shall immediately vest in all of the Performance Shares subject to the Award. Except as otherwise provided in Paragraph 8 (to the extent such paragraph is applicable to this Award), the Performance Shares that vest in accordance with the foregoing shall be issued to the Participant, subject to the Corporation’s collection of all applicable Withholding Taxes, on the date of such termination or as soon thereafter as administratively practicable, but in no event later than the close of the calendar year in which such termination occurs or (if later) the fifteenth day of the third calendar month following the date of such termination. In the event of a replacement cash incentive program under Paragraph 6(a), the foregoing provisions shall be applied to the proceeds in such replacement program attributable to the Shares that would otherwise vest on an accelerated basis in accordance herewith had the Award been assumed or otherwise continued in effect.

(e) In the event that (i) Participant does not elect, in accordance with Paragraph 8, to defer the issuance of the Shares that vest under this Award and (ii) the restricted stock units subject to this Award at the time of the Change in Control are not assumed or otherwise continued in effect or replaced with a cash incentive program in accordance with Paragraph 6(a), then those units shall vest immediately prior to the closing of the Change in Control. The Shares subject to those vested units shall be converted into the right to receive the same consideration per share of Common Stock payable to the other stockholders of the Corporation in consummation of that Change in Control, and such consideration shall be distributed to Participant within fifteen (15) business days following the effective date of that Change in Control. Any distribution pursuant to this Paragraph 6(d) shall be subject to the Corporation’s collection of the applicable Withholding Taxes pursuant to the provisions of Paragraph 8.

(f) In the event that (i) Participant elects, in accordance with Paragraph 8, to defer the issuance of the Shares that vest under this Award and (ii) the restricted stock units subject to this Award at the time of the Change in Control are not assumed or otherwise continued in effect or replaced with a cash incentive program in accordance with Paragraph 6(a), then those restricted stock units shall vest immediately prior to the closing of the Change in Control. Those restricted stock units shall be converted into the right to receive the same consideration per share of Common Stock payable to the other stockholders of the Corporation in consummation of the Change in Control. Such consideration per Share shall be distributed to Participant on the date of Participant’s Separation from Service or as soon as administratively practicable thereafter, but in no event later than the later of (x) the end of the calendar year in which such Separation from Service occurs and (y) the fifteenth (15th) day of the third (3rd) calendar month following the date of such Separation from Service, subject to any delayed distribution date required pursuant to Paragraph 8(d) below and the Corporation’s collection of the applicable Withholding Taxes pursuant to the provisions of Paragraph 9.

(g) This Agreement shall not in any way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

7. Adjustment in Shares. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares, spin-off transaction, extraordinary dividend or distribution or other change affecting the outstanding Common Stock as a class without the Corporation’s receipt of consideration, or should the value of outstanding shares of Common Stock be substantially reduced as a result of a spin-off transaction or an extraordinary dividend or distribution, or should there occur any merger, consolidation or other reorganization, then equitable adjustments shall be made by the Plan Administrator to the total number and/or class of securities issuable pursuant to this Award. All such adjustments shall be made in such manner as the Plan Administrator deems appropriate, and those adjustments shall be final, binding and conclusive upon Participant and any other person or persons having an interest in this Award.

8. Deferral Election. Participant may elect to defer the issuance of the Shares that vest under this Award to the date of his or her Separation from Service by filing the appropriate deferral election form with the Plan Administrator within the twenty-five (25)-day period measured from the Award Date. Should Participant file such a timely deferral election, then the following provisions shall become effective with respect to the issuance of the Shares hereunder and shall supersede and replace any provision to the contrary otherwise contained in this Agreement:

(a) Except as otherwise set forth in Paragraph 2 or subparagraph (b) or (c) below, any Shares that vest in accordance with the terms of this Agreement shall only be issued to Participant on the date of his or her Separation from Service or as soon as administratively practicable following such date, but in no event later than the later of (i) the end of the calendar year in which such Separation from Service occurs or (ii) the fifteenth (15th) day of the third (3rd) calendar month following the date of such Separation from Service.

(b) Should a vesting event under Paragraph 3(b), 5(b) or 5(g) occur prior to the expiration of the twelve (12)-month period measured from the date the Participant’s deferral election is made in accordance with this Paragraph 8, then the provisions of this Paragraph 8 shall not apply to that vesting event, and the vested Shares or other amounts shall be issued or distributed in accordance with Paragraph 2, 5(b), or 5(g), respectively.

(c) No Shares or other amounts which become issuable or distributable under this Agreement upon Participant’s Separation from Service in accordance with the foregoing provisions of this Paragraph 8 shall actually be issued or distributed to Participant prior to the earlier of (i) the first (1st) day of the seventh (7th) month following the date of such Separation from Service or (ii) the date of Participant’s death, if Participant is deemed at the time of such Separation from Service to be a specified employee under Section 1.409A-1(i) of the Treasury Regulations issued under Code Section 409A, as determined by the Plan Administrator in accordance with consistent and uniform standards applied to all other Code Section 409A arrangements of the Corporation, and such delayed commencement is otherwise required in order to avoid a prohibited distribution under Code Section 409A(a)(2). The Shares or other distributable amount so deferred shall be issued or distributed in a lump sum on the first (1st) day of the seventh (7th) month following the date of Participant’s Separation from Service or, if earlier, the first day of the month immediately following the date the Corporation receives proof of Participant’s death.

(d) It is the intention of the parties that to the extent the provisions of this Paragraph 8 are deemed to create a deferred compensation arrangement under Section 409A of the Code, the terms and provisions of this Agreement shall be applied and interpreted in a manner that complies with the requirements of Section 409A of the Code and the Treasury Regulations thereunder. Accordingly, to the extent there is any ambiguity as to whether one or more provisions of this Agreement would otherwise contravene the applicable requirements or limitations of Code Section 409A, then those provisions shall be interpreted and applied in a manner that does not result in a violation of the applicable requirements or limitations of Code Section 409A and the Treasury Regulations thereunder.

9. Issuance of Shares of Common Stock.

(a) The Corporation shall collect the Withholding Taxes with respect to any non-Share distribution by withholding a portion of that distribution equal to the amount of the applicable Withholding Taxes, with the cash portion of that distribution to be the first portion so withheld.

(b) The Corporation shall collect the applicable Withholding Taxes with respect to all Shares which vest and become issuable pursuant to the provisions of this Agreement through the following automatic share withholding method:

-    On the applicable issuance date, the Corporation shall withhold, from the vested Shares otherwise issuable to Participant at that time, a portion of those Shares with a Fair Market Value (measured as of the issuance date) equal to the applicable Withholding Taxes; provided, however, that the number of Shares which the Corporation shall be required to so withhold shall not exceed in Fair Market Value (other than by reason of the rounding up of any fractional share to the next whole Share) the amount necessary to satisfy the Corporation’s required tax withholding obligations using the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to supplemental taxable income. Participant hereby expressly authorizes the Corporation to withhold any such additional fractional Share that is needed to round up the Share withholding to the next whole Share, with the Fair Market Value of that additional fractional Share to be added to the amount of taxes withheld by the Corporation from his or her wages for the calendar year in which the issuance date occurs, and to report that additional tax withholding as part of his or her W-2 tax withholdings for such year.

(c) Notwithstanding the foregoing provisions of this Paragraph 9, the employee portion of the federal, state and local employment taxes required to be withheld by the Corporation in connection with the vesting of the Shares or any other amounts hereunder (the “Employment Taxes”) shall in all events be collected from Participant no later than the last business day of the calendar year in which the Shares or other amounts vest hereunder. Accordingly, to the extent the applicable issuance date for one or more vested Shares or the distribution date for such other amounts is to occur in a year subsequent to the calendar year in which those Shares or other amounts vest, Participant shall, on or before the last business day of the calendar year in which the Shares or other amounts vest, deliver to the Corporation a check payable to its order in the dollar amount equal to the Employment Taxes required to be withheld with respect to those Shares or other amounts. The provisions of this Paragraph 9(c) shall be applicable only to the extent necessary to comply with the applicable tax withholding requirements of Code Section 3121(v).

(d) Except as otherwise provided in Paragraph 5, Paragraph 6 or this Paragraph 9, the settlement of all restricted stock units which vest under the Award shall be made solely in shares of Common Stock. In no event, however, shall any fractional shares be issued. Accordingly, the total number of shares of Common Stock to be issued at the time the Award vests shall, to the extent necessary, be rounded down to the next whole share in order to avoid the issuance of a fractional share.

10. Benefit Limit. To the extent the accelerated vesting of the Shares pursuant to the terms of this Agreement is deemed to constitute a parachute payment under Code Section 280G and the Treasury Regulations issued thereunder, the limitations of Part III of Participant’s change in control severance benefit agreement with the Corporation shall apply to this Award, and the number of Shares that vest on an accelerated basis shall be subject to reduction in accordance with the terms of such Part III.

11. Compliance with Laws and Regulations. The issuance of shares of Common Stock pursuant to the Award shall be subject to compliance by the Corporation and Participant with all applicable requirements of law relating thereto and with all applicable regulations of any Stock Exchange on which the Common Stock may be listed for trading at the time of such issuance.

12. Notices. Any notice required to be given or delivered to the Corporation under the terms of this Agreement shall be in writing and addressed to the Corporation at its principal corporate offices or shall be effected by properly addressed electronic mail delivery. Any notice required to be given or delivered to Participant shall be in writing and addressed to Participant at the most recent address then on file for Participant in the Corporation’s Human Resources Department. All notices shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.

13. Successors and Assigns. Except to the extent otherwise provided in this Agreement, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the Corporation and its successors and assigns and Participant and the legal representatives, heirs and legatees of Participant’s estate and any beneficiaries of the Award designated by Participant.

14. Construction. This Agreement and the Award evidenced hereby are made and granted pursuant to the Plan and are in all respects limited by and subject to the terms of the Plan. All decisions of the Plan Administrator with respect to any question or issue arising under the Plan or this Agreement shall be conclusive and binding on all persons having an interest in the Award.

15. Governing Law. The interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of California without resort to that State’s conflict-of-laws rules.

IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first indicated above.

ACTUATE CORPORATION

By:
Title:

PARTICIPANT

Signature:

APPENDIX A

DEFINITIONS

The following definitions shall be in effect under the Agreement:

A. Agreement shall mean this Restricted Stock Unit Award Agreement.

B. Award shall mean the award of restricted stock units made to Participant pursuant to the terms of this Agreement.

C. Award Date shall mean the date the restricted stock units are awarded to Participant pursuant to the Agreement and shall be the date indicated in Paragraph 1 of the Agreement.

D. Board shall mean the Corporation’s Board of Directors.

E. Change in Control shall mean

(i) the consummation of a merger or consolidation of the Corporation with or into another entity or any other corporate reorganization, pursuant to which any one person or group of related persons acquires, directly or indirectly, beneficial ownership” (as defined in Rule 13d-3 of the 1934 Act) of securities of the Corporation representing more than fifty percent (50%) of the total voting power represented by the Corporation’s then outstanding securities;

(ii) the sale, transfer or other disposition of all or substantially all of the Corporation’s assets;

(iii) any transaction as a result of which any person acquires, directly or indirectly, “beneficial ownership” (as defined in Rule 13d-3 of the 1934 Act) of securities of the Corporation representing more than fifty percent (50%) of the total voting power represented by the Corporation’s then outstanding securities; or

(iv) a change in the composition of the Board over a period of twelve (12) consecutive months or less such that a majority of the Board members cease, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time the Board approved such election or nomination; provided, however, this subparagraph (iii) shall only apply as an issuance or distribution event for so long as the Corporation is not a majority-owned subsidiary of another entity.

The foregoing definition of Change in Control shall in all instances be applied and interpreted in such manner that the applicable Change in Control transaction also qualifies as: (i) a change in the ownership of the Corporation, as determined in accordance with Section 1.409A-3(i)((5)(v) of the Treasury Regulations, (ii) a change in the effective control of the Corporation, as determined in accordance with Section 1.409A-3(i)((5)(vi) of the Treasury Regulations, or (iii) a change in the ownership of a substantial portion of the assets of the Corporation, as determined in accordance with Section 1.409A-3(i)((5)(vii) of the Treasury Regulations.

F. Code shall mean the Internal Revenue Code of 1986, as amended.

G. Common Stock shall mean shares of the Corporation’s Common Stock.

H. Corporation shall mean Actuate Corporation, and any successor corporation to Actuate Corporation which shall by appropriate action adopt the Plan.

I. Employee shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

J. Employer Group means (i) the Corporation and (ii) each of the other members of the controlled group that includes the Corporation, as determined in accordance with Sections 414(b) and (c) of the Code, except that in applying Sections 1563(1), (2) and (3) of the Code for purposes of determining the controlled group of corporations under Section 414(b), the phrase “at least 50 percent” shall be used instead of “at least 80 percent” each place the latter phrase appears in such sections and in applying Section 1.414(c)-2 of the Treasury Regulations for purposes of determining trades or businesses that are under common control for purposes of Section 414(c), the phrase “at least 50 percent” shall be used instead of “at least 80 percent” each place the latter phrase appears in Section 1.4.14(c)-2 of the Treasury Regulations.

K. Fair Market Value per share of Common Stock on any relevant date shall be the closing price per share of such Common Stock on date in question on the Stock Exchange serving as the primary market for the Common Stock, as such price is reported by the National Association of Securities Dealers (if primarily traded on the Nasdaq Global or Global Select Market) or as officially quoted in the composite tape of transactions on any other Stock Exchange on which the Common Stock is then primarily traded. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing price on the last preceding date for which such quotation exists.

L. Involuntary Termination shall mean the termination of Participant’s Service which occurs by reason of:

(i) Participant’s involuntary and unilateral dismissal or discharge by the Corporation other than a Termination for Cause, or

(ii) Participant’s voluntary resignation within one hundred eighty (180) days following (A) a change in Participant’s position with the Corporation which materially reduces Participant’s duties and responsibilities, (B) a material change in Participant’s reporting responsibilities such that Participant is required to report to a person whose duties, responsibilities and authority are materially less than those of the person to whom Participant reported as of the Award Date (including any change which would no longer require Participant to report directly to the Board, if Participant’s reporting responsibility is to the Board on the Award Date), (C) a material reduction in the aggregate level of Participant’s annual base salary and target bonus under any corporate-performance based bonus or incentive program, with an aggregate reduction of fifteen percent (15%) or more to be deemed material for purposes of the Program or (D) a material change in the geographic location of Participant’s place of employment, with a relocation of more than fifty (50) miles to be deemed material for purposes of the Program; provided, however, that a. greater than fifteen percent (15%) reduction in the aggregate level of Participant’s base salary and target bonus shall not constitute grounds for an Involuntary Termination under clause (ii)(C) if substantially all of the other executive officers of the Corporation are subject to the same aggregate reduction to their base salary and target bonuses.

In no event shall Participant have the right to resign for any of the reasons listed in subparagraph (ii) above and thereby trigger an Involuntary Termination unless (a) Participant first notifies the Corporation in writing of the existence of the relevant event or transaction constituting grounds for such an Involuntary Termination within ninety (90) days after the occurrence of such event or transaction and (b) the Corporation fails to remedy the event or transaction constituting grounds for such Involuntary Termination within a reasonable cure period of at least thirty (30) days after receipt of such notice.

M. 1934 Act shall mean the Securities Exchange Act of 1934, as amended from time to time.

N. Participant shall mean the person to whom the Award is made pursuant to the Agreement.

O. Parent shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

P. Performance Goal shall mean the Performance Goal specified in Schedule II.

Q. Performance Period shall mean the period from January 1, 2012 to December 31, 2013 over which the attainment of the Performance Goal is to be measured.

R. Performance Shares shall mean the maximum number of Shares in which Participant can vest based on the level at which the Performance Goal for the Performance Period is attained and shall be calculated in accordance with the provisions of Schedule II.

S. Plan shall mean the Corporation’s 1998 Equity Incentive Plan, as amended or restated from time to time.

T. Plan Administrator shall mean the Compensation Committee of the Board acting in its capacity as administrator of the Plan.

U. Pre-Closing Period means the period commencing with the Corporation’s execution of the definitive agreement for a Change in Control transaction and ending upon the earlier to occur of (i) the closing of the Change in Control contemplated by such definitive agreement and (ii) the termination of such definitive agreement without the consummation of the contemplated Change in Control.

V. Separation from Service shall mean the Participant’s cessation of Employee status by reason of his or her death, retirement or termination of employment. The Participant shall be deemed to have terminated employment for such purpose at such time as the level of his or her bona fide services to be performed as an Employee (or non-employee consultant) permanently decreases to a level that is not more than twenty percent (20%) of the average level of services he or she rendered as an Employee during the immediately preceding thirty-six (36) months (or such shorter period for which he or she may have rendered such service). Solely for purposes of determining when a Separation from Service occurs, Participant will be deemed to continue in Employee status for so long as he or she remains in the employ of one or more members of the Employer Group, subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance. Any such determination as to Separation from Service, however, shall be made in accordance with the applicable standards of the Treasury Regulations issued under Code Section 409A. In addition to the foregoing, a Separation from Service will not be deemed to have occurred while an Employee is on military leave, sick leave or other bona fide leave of absence if the period of such leave does not exceed six (6) months or any longer period for which such Employee’s right to reemployment with one or more members of the Employer Group is provided either by statute or contract; provided, however, that in the event of an Employee’s leave of absence due to any medically determinable physical or mental impairment that can be expected to result in death or to last for a continuous period of not less than six (6) months and that causes such individual to be unable to perform his or her duties as an Employee, no Separation from Service shall be deemed to occur during the first twenty-nine (29) months of such leave. If the period of leave exceeds six (6) months (or twenty-nine (29) months in the event of disability as indicated above) and the Employee’s right to reemployment is not provided either by statute or contract, then such Employee will be deemed to have a Separation from Service on the first day immediately following the expiration of such six (6)-month or twenty-nine (29)-month period.

W. Service shall mean the Participant’s performance of services for the Corporation (or any Parent or Subsidiary) in the capacity of an Employee, a non-employee member of the board of directors or a consultant or independent advisor. For purposes of this

Agreement, Participant shall be deemed to cease Service immediately upon the occurrence of the either of the following events: (i) Participant no longer performs services in any of the foregoing capacities for the Corporation (or any Parent or Subsidiary) or (ii) the entity for which Participant performs such services ceases to remain a Parent or Subsidiary of the Corporation, even though Participant may subsequently continue to perform services for that entity. Service shall not be deemed to cease during a period of military leave, sick leave or other personal leave approved by the Corporation, provided the period of any such leave does not exceed six (6) months or such longer duration for which the Participant is provided with re-employment rights by law or by written agreement with the Corporation.

X. Shares shall mean the shares of Common Stock which may vest and become issuable under the Award pursuant to the terms of this Agreement.

Y. Stock Exchange shall mean the American Stock Exchange, the Nasdaq Global or Global Select Market or the New York Stock Exchange.

Z. Subsidiary shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

AA. Termination for Cause shall mean the termination of Participant’s employment for any of the following reasons: (i) Participant’s conviction of a felony or Participant’s commission of any act of personal dishonesty involving the property or assets of the Corporation intended to result in Participant’s financial enrichment, (ii) Participant’s material breach of one or more of Participant’s obligations under Participant’s Proprietary Information and Inventions Agreement with the Corporation or Participant’s unauthorized use or disclosure of any material trade secrets or other material confidential information of the Corporation or any affiliate, (iii) any intentional misconduct on Participant’s part which has a materially adverse effect upon the Corporation’s business or reputation, (iv) Participant’s failure to perform the major duties, functions and responsibilities of Participant’s executive position with the Corporation, (v) Participant’s material breach of any of Participant’s fiduciary obligations as an officer of the Corporation or (vi) Participant’s intentional and knowing participation in the preparation or release of false or materially misleading financial statements relating to the Corporation’s operations and financial condition or Participant’s intentional and knowing submission of any false or erroneous certification required of Participant under the Sarbanes-Oxley Act of 2002 or any securities exchange on which shares of the Common Stock are at the time listed for trading. However, prior to any termination of Participant’s employment for any of the reasons specified in clauses (ii) through (iv), the Corporation shall give Participant written notice of the actions or omissions deemed to constitute the grounds for a Termination for Cause, and Participant shall have a period of not less than thirty (30) days in which to cure the specified default in performance and thereby remedy the actions or omissions which would otherwise constitute grounds for a Termination for Cause.

BB. Withholding Taxes shall mean the federal, state and local income taxes and the employee portion of the federal, state and local employment taxes required to be withheld by the Corporation in connection with the vesting and issuance of the shares of Common Stock which vest under of the Award.

SCHEDULE I

SUMMARY OF TERMS

Summary of Market Stock Units (MSU) terms in the event of termination of employment, Change in Control and death

Scenario	During 24 Month Performance Period (1/1/12 to 12/31/13)	During 12 Month Time-Vesting Period (1/1/14 to 12/31/14)
Voluntary or Involuntary Termination (not in conjunction with a Change in Control)	▸ No acceleration	▸ No acceleration
Change in Control (no termination of employment)	▸ Upon Change in Control: · Performance period is truncated and TSR is measured to determine MSU payout ("calculated shares") · Participant vests in a pro-rata # of calculated shares based on portion of performance period completed ▸ The remainder of the calculated shares vest on 12/31/13	▸ No action (shares will time vest on 12/31/14)
Involuntary Termination within 12 Months Following a Change in Control	▸ Vesting of any unvested calculated shares is accelerated	▸ Vesting of any unvested calculated shares is accelerated
Termination During Pre-Closing Period[1] (does not apply for first 13 months following award date[2])	▸ Performance period is truncated and TSR is measured as of date of termination to determine MSU payout ("calculated shares") ▸ Participant vests in full # of calculated shares	▸ Vesting of any unvested calculated shares is accelerated
Treatment upon Death	▸ Upon death, estate retains interest in MSU program through end of performance period ▸ At end of performance period, determine # of shares earned and issue full # of shares (no time-based vesting)	▸ Vesting of any unvested calculated shares is accelerated

1. Pre-Closing Period means the period commencing with the Corporation's execution of the definitive agreement for a Change in Control transaction and ending upon the earlier to occur of (i) the closing of the Change in Control contemplated by such definitive agreement and (ii) the termination of such definitive agreement without the consummation of the contemplated Change in Control.
2. Consistent with Actuate terms for time-vested awards. See legal counsel for description of relevant tax law considerations.

©2012 Compensia

SCHEDULE II

PERFORMANCE GOAL FOR PERFORMANCE VESTING

Total Shareholder Return: The performance-vesting requirement for the Shares shall be tied to the level at which the total shareholder return (including stock price appreciation and reinvestment of any cash dividends or other stockholder distributions) to the Corporation’s stockholders over the Performance Period stands in relation to the total shareholder return realized for that period by the companies comprising the S&P Smallcap 600 Index (the “S&P Index”).

For such purpose, the total shareholder return (“TSR”) shall be determined pursuant to the following formula:

TSR	=	(Ending Stock Price* - Beginning Stock Price**) + Reinvested Dividends***
Beginning Stock Price**

*	Ending Stock Price is the average daily closing price per share of the Common Stock calculated for the last ninety (90) consecutive trading days within the Performance Period.
**	Beginning Stock Price is the average daily closing price per share of the Common Stock calculated for the last ninety (90) consecutive trading days immediately preceding the commencement date of the Performance Period.
***	Reinvested Dividends shall be calculated by multiplying (i) the aggregate number of shares (including fractional shares) that could have been purchased during the Performance Period had each cash dividend paid on a single share during that period been immediately reinvested in additional shares (or fractional shares) at the closing selling price per share of the Common Stock on the applicable dividend payment date by (ii) the average daily closing price per share calculated for the last ninety (90) consecutive trading days within the Performance Period.

Each of the foregoing amounts shall be equitably adjusted for stock splits, stock dividends, recapitalizations and other similar events affecting the shares in question without the issuer’s receipt of consideration.

For each company in the S&P Index, the TSR with respect to its common stock shall be calculated in the same manner as for the Common Stock.

Performance Shares: The actual number of Performance Shares may range from 0% to 200% of the designated number of Shares set forth in the Designated Number of Shares Subject to Award section of the Agreement, with the actual percentage to be determined on the basis of the level at which the Plan Administrator certifies that the TSR Performance Goal has been attained in relation to the total shareholder return realized for that period by the companies comprising the S&P Smallcap 600 Index, in accordance with the following formula. The number of Performance Shares shall be determined by multiplying (i) the total designated number of Shares by (ii) the percentage obtained pursuant to the following formula: 100% + [{the Corporation’s TSR minus the S&P SmallCap 600 Index TSR} x 2]. In no event shall the number of Performance Shares exceed 200% of the total designated number of Shares.